[American Funds(sm)]

The right choice for the long term(sm)

INTERMEDIATE BOND
FUND OF AMERICA

Balancing returns with bond funds
[photograph of a man's hand balancing himself on a gymnastic pommel horse]

Annual Report for the year ended August 31, 2001

INTERMEDIATE BOND FUND OF AMERICA(r)

Intermediate Bond Fund of America is one of the 29 American Funds,(sm) the nation's third-largest mutual fund family. For seven decades, Capital Research and Management Company,(sm) the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Intermediate Bond Fund of America seeks to earn current income, consistent with preservation of capital, by investing primarily in fixed-income securities with an average effective maturity of no more than five years and with quality ratings of A or better (as rated by Standard & Poor's Corporation or Moody's Investors Service) or equivalent unrated securities. The fund's investments include U.S. government and federal agency securities; pass-through securities, such as mortgage- and asset-backed securities; and high-quality corporate obligations.

In pursuing its objective, the fund takes a middle course, seeking a higher yield than money market funds (which typically offer a stable principal value) with less volatility than longer term bonds (which typically provide higher income).

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are the average annual compound returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2001 (the most recent calendar quarter):

CLASS A SHARES*
Reflecting 3.75% maximum sales charge
                                                Average annual compound return
One year                                         +7.17%
Five years                                       +6.06
Ten years                                        +6.27

* Results for other share classes can be found on the inside back cover.

The fund's 30-day yield for Class A shares as of September 30, 2001, calculated in accordance with the Securities and Exchange Commission formula, was 4.60%. The fund's distribution rate for Class A shares as of that date was 5.26%. The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

Please see the back cover for important information about other share classes.

RESULTS AT A GLANCE

CLASS A SHARES
As of August 31, 2001, with all distributions reinvested
                           Average annual compound return           Total return
One year                   -                                        +11.2%
Five years                 +6.9%                                    +39.6
Ten years                  +6.8                                     +92.7
Lifetime                   +7.1                                     +152.1
Since Feb. 19, 1988

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY.

A COMMON LINK: You may have noticed a new American Funds logo in the upper left corner of the cover. The interlocking boxes have been adopted by the American Funds and all The Capital Group Companies(sm) to signify our common commitment to helping our mutual fund shareholders and institutional clients meet their investment goals.


FELLOW SHAREHOLDERS:

The American Funds family joins all Americans saddened by the tragic events of September 11. We extend our thoughts and prayers to the victims and to those who have suffered a loss of family and friends.

During the past fiscal year, a sharp decline in short-term interest rates helped boost returns on most investment-grade bonds. For the 12 months ended August 31, 2001, Intermediate Bond Fund of America produced a total return of 11.2%, assuming reinvestment of all distributions. This was well above the fund's average annual lifetime return of 7.1%. Shareholders who reinvested monthly dividends totaling 82 cents a share earned an income return of 6.4%. Those who opted to take dividends in cash received an income return of 6.3%.

Most broad-based bond market measures reflected similarly favorable results. For the same period, the average return of the 142 Short-Intermediate Investment-Grade Debt Funds tracked by Lipper Inc. was 10.0% with dividends reinvested. The unmanaged Salomon Smith Barney Broad Investment-Grade (BIG) Medium-Term Bond Index (which includes bonds with maturities of one to ten years but does not include expenses) rose 12.2%. A version of the same index that focuses on bonds with maturities of one to seven years returned 11.4%. Going forward, we intend to use the one-to-seven-year portion of the Salomon Smith Barney BIG Medium-Term Bond Index as the benchmark for the fund because it more accurately reflects the maturity structure of the fund.


SLOWER GROWTH RALLIES BONDS

The U.S. economy underwent significant changes during the past fiscal year, which began September 1, 2000, just as a decade of exceptional growth was winding down. Technology stocks had already begun their precipitous decline, and the corporate earnings outlook was dimming steadily. As is so often the case during uncertain times, investors sought refuge in U.S. Treasury debt.

During the last quarter of calendar 2000, Treasuries appreciated significantly as yields declined nearly half a percentage point on long-term bonds and almost a full point on short-term debt. (Bond prices rise as bond yields decline.) Most other bond classes, including corporate debt, mortgage-backed bonds and asset-backed obligations, failed to keep pace with Treasuries during these months.

The new year began with a surprise interest rate cut by the Federal Reserve Board on January 3. A few weeks later, the Fed delivered a second reduction, sending a strong signal that it would act vigorously to stimulate growth. The Fed's aggressiveness awakened investor interest in previously ignored debt, such as corporate and mortgage-backed bonds, substantially improving prices for these asset classes early in the year. By contrast, Treasury prices faltered in January, surrendering a portion of their recent gains.

In the months that followed, the Fed persisted in lowering short-term rates. Nonetheless, the economy continued to display scant evidence of strength, apart from steady consumer spending and rising real estate prices. Bond prices improved gradually, but unevenly, through the end of the fiscal year, battered by economic concerns and buoyed by the Fed's stimulus. Over the course of the year, short-term Treasury rates fell nearly three percentage points, mirroring the Fed's rate cuts and ushering in strong gains for high-quality, short-term bonds. After the fiscal close, the Fed reduced rates again in September and October, pushing short-term Treasury yields below 2.5%.

Throughout the year, your portfolio counselors adjusted the fund's holdings in response to market changes and economic developments. As Treasuries rallied during the first half, they increased Treasury holdings to 17% of net assets from 11%. During the second half of the year, they reduced Treasuries in favor of undervalued corporate debt and mortgage-backed securities. As a result, corporate bonds rose to 22% of portfolio holdings from 14% the previous year, and federal agency mortgage-backed debt increased to 22% from 17%. The cash position of the fund increased to 9% from 7%. The fund also increased its exposure to short-maturity debt to take advantage of declining short-term rates. As a result, the average life of portfolio holdings declined to 3.67 years from 4.78 years.


REFOCUS ON LONG-TERM GROWTH

The tragic events of September 11 occurred after the close of the fiscal year and further darkened prospects for a near-term economic rebound. In the weeks immediately following the tragedy, bond prices were weaker in most categories, with the exception of short-term Treasuries and the highest quality corporate debt, which met with strong investor demand. Stock prices also declined dramatically, despite a half-point rate cut by the Fed on the day stocks resumed trading.

As distressing as these recent events are, we urge investors to stay the course and not abandon their long-term investment goals. The U.S. economy is the largest and most powerful in the world. It eventually will recover from this downturn, as it has in the past after every other national crisis. Intermediate Bond Fund of America is well positioned to weather this difficult period with its broad mix of high-quality bonds, some 64% of which are rated Triple-A. Although it is unlikely that this year's results will match the exceptional return of the past fiscal year, we believe that the fund's high-quality holdings remain attractive investments and offer shareholders a measure of stability during troubling times. On the following pages we take a closer look at the stabilizing role bond funds play in a diversified investment strategy.

We appreciate your ongoing support and look forward to reporting to you again in six months.

Cordially,

/s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
Chairman of the Board

/s/ John H. Smet
John H. Smet
President

October 16, 2001


THE VALUE OF A LONG-TERM PERSPECTIVE
How a $10,000 investment has grown
For the period February 19, 1988, to August 31, 2001, with dividends reinvested

[begin mountain chart]

               SALOMON SMITH BARNEY
YEAR           BROAD INVESTMENT-GRADE               LIPPER SHORT-INTERMEDIATE        INTERMEDIATE      CONSUMER
ENDED          MEDIUM-TERM BOND INDEX /1/           INVESTMENT-GRADE                 BOND FUND OF      PRICE
AUGUST 31      (ONE-TO-SEVEN-YEAR MATURITIES)       DEBT FUNDS AVERAGE /2/           AMERICA /3/       INDEX /1/,/4/
(2/19/88)      $10,000                              $10,000                          $9,625            $10,000
1988/#/        10,100                               10,090                           9,717             10,259
1989           11,169                               11,073                           10,591            10,741
1990           12,154                               11,850                           11,272            11,345
1991           13,682                               13,213                           12,594            11,776
1992           15,334                               14,885                           14,206            12,147
1993           16,498                               16,306                           15,619            12,483
1994           16,618                               16,077                           15,338            12,845
1995           18,104                               17,316                           16,616            13,181
1996           19,010                               18,108                           17,385            13,560
1997           20,592                               19,430                           18,745            13,862
1998           22,273                               20,836                           20,185            14,086
1999           22,932                               21,310                           20,495            14,405
2000           24,396                               22,533                           21,823            14,897
2001           27,178                               24,934                           24,275            15,302

/#/ For the period February 19, 1988, through August 31, 1988.
/1/ The indexes are unmanaged, and do not reflect sales charges, commissions or expenses.
/2/ Calculated by Lipper Inc. The average does not reflect sales charges.
/3/ Results reflect payment of the maximum sales charge of 3.75% on the $10,000 investment. Thus, the net amount invested was $9,625. As outlined in the prospectus, the sales charge is reduced for larger investments. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
/4/ Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

PAST RESULTS ARE NOT PREDICTIVE OF FUTURE RESULTS.
[end mountain chart]


AVERAGE ANNUAL COMPOUND RETURNS/*/
(based on a $1,000 investment for periods ended
August 31, 2001, with all distributions reinvested)

CLASS A SHARES
One year                                 +7.06%
Five years                               +6.09
Ten years                                +6.38

/*/ Assuming payment of the 3.75% maximum sales charge at the beginning of the stated periods.


WHAT MAKES AMERICAN FUNDS DIFFERENT?

The Intermediate Bond Fund of America is a member of the American Funds family, the nation's third-largest. All American Funds are managed by Capital Research and Management Company, which was founded in 1931. Thousands of financial advisers recommend the American Funds for their clients' serious money because they endorse our commitment to shareholder interests - a commitment reflected in our investment standards and practices.

* A LONG-TERM, VALUE-ORIENTED APPROACH
We rely on our own intensive research to find well-managed companies with reasonably priced securities and solid, long-term potential. Despite our size, we offer relatively few funds, allowing us to focus on each fund's objectives and enabling you to benefit from economies of scale.

* AN UNPARALLELED GLOBAL RESEARCH EFFORT
We opened our first overseas office in 1962, well before most U.S. investment firms. Today we operate one of the industry's most globally integrated research networks.

* THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
Every American Fund is managed by several portfolio counselors. Each takes responsibility for a portion of the fund's assets independently, in accordance with fund objectives; in most cases, research analysts manage a portion as well. Over time, this method fosters consistency of results and continuity of management.

* EXPERIENCED INVESTMENT PROFESSIONALS
More than 75% of our portfolio counselors were in the investment business before the sharp stock market decline of October 1987. Long tenure and experience gained through varied market conditions mean we aren't "practicing" with your money.

* A COMMITMENT TO LOW OPERATING EXPENSES
Our operating expenses are among the lowest in the mutual fund industry, providing exceptional value for shareholders. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.


A PORTFOLIO FOR EVERY INVESTOR

Most financial advisers urge investors to diversify their portfolios among several types of investments. American Funds offers 29 mutual funds with an array of objectives to help you and your financial adviser build a portfolio tailored to your individual goals.

* GROWTH FUNDS
 AMCAP Fund(r)
 EuroPacific Growth Fund(r)
 The Growth Fund of America(sm)
 The New Economy Fund(r)
 New Perspective Fund(r)
 New World Fund(sm)
 SMALLCAP World Fund(r)

* GROWTH-AND-INCOME FUNDS
 American Mutual Fund(r)
 Capital World Growth and Income Fund(sm)
 Fundamental Investors(sm)
 The Investment Company of America(r)
 Washington Mutual Investors Fund(sm)

* EQUITY-INCOME FUNDS
 Capital Income Builder(r)
 The Income Fund of America(r)

* BALANCED FUND
 American Balanced Fund(r)

* BOND FUNDS
 American High-Income Trust(sm)
 The Bond Fund of America(sm)
 Capital World Bond Fund(r)
 Intermediate Bond Fund of America(r)
 U.S. Government Securities Fund(sm)

* TAX-EXEMPT BOND FUNDS
 American High-Income Municipal Bond Fund(r)
 Limited Term Tax-Exempt Bond Fund of America(sm)
 The Tax-Exempt Bond Fund of America(r)

 STATE-SPECIFIC TAX-EXEMPT FUNDS
 The Tax-Exempt Fund of California(r)
 The Tax-Exempt Fund of Maryland(r)
 The Tax-Exempt Fund of Virginia(r)

* MONEY MARKET FUNDS
 The Cash Management Trust of America(r)
 The Tax-Exempt Money Fund of America(sm)
 The U.S. Treasury Money Fund of America(sm)

We also offer a full line of retirement plans and variable annuities. For more complete information about the funds, please obtain a prospectus from your financial adviser or from our website (americanfunds.com), or phone American Funds Service Company(sm) at 800/421-0180. Please read the prospectus carefully before you invest or send money.


BALANCING RETURNS WITH BOND FUNDS

Experience can be a powerful teacher. Over the past year, the precipitous decline in stock prices and the resilience of bond returns offered a valuable lesson to investors: Diversifying your portfolio with bond funds can help safeguard returns over time.

Stock prices tend to appreciate during periods of rapid economic growth but may flounder when the economy softens. Bond returns, on the other hand, are typically less volatile because the interest income they deliver helps offset price fluctuations. Moreover, bond returns often rise when stock markets are declining, as evidenced this past year. Consequently, bond funds provide somewhat more predictable returns and afford a measure of stability that is particularly reassuring during weak economic periods.

Since its inception in 1988, Intermediate Bond Fund of America has provided its shareholders with steady returns, averaging 7.1% annually. (See chart on facing page.) This return may appear modest when compared to the lofty stock market returns of the late 1990s, but it is clearly preferable to the negative returns of most stock market measures since March of 2000. While stocks are favored for long-term growth potential, these past 18 months have highlighted the important role bond funds play in an overall investment strategy.


SELECTING THE RIGHT BONDS

Of course, bonds are not risk-free investments. Changes in interest rates directly affect bond prices, and the sheer variety of debt instruments poses numerable challenges for the average investor. With more than four million bond issues available, versus some 10,000 listed stocks, many people are likely to feel overwhelmed with choices. Moreover, individual bond purchases may expose an investor to high transaction costs, poor liquidity, and greater default risks than bond funds typically incur.

Intermediate Bond Fund of America seeks to address these concerns by offering its shareholders a high level of credit quality with holdings rated A or better, attractive current income, and broad diversification. At the same time the fund strives to preserve capital, it also typically provides higher returns than short-term investments by investing in bonds with an average effective maturity of five years or less.

Credit quality assumes increasing importance for investors during periods of economic difficulty. Under such conditions, investors often flock to the highest quality investments, such as U.S. Treasuries, agency debt, and top-quality corporate bonds, which are the chief holdings of your fund. During periods of rising growth when stock markets flourish, these same securities can serve as a cornerstone for building a diversified portfolio: Investors may be better equipped to accommodate alternate investment risks if they are anchored by the high-quality bonds held in the fund's portfolio.

The maturity structure of the fund's portfolio also acts as a buffer against volatility when interest rates begin to rise. Bonds with short- to intermediate-term maturities are typically less volatile than long-term debt during such periods. Short-term bonds also mature sooner, allowing your portfolio counselors to reinvest proceeds in higher yielding bonds.


[photograph of a man's hand balancing himself on a gymnastic pommel horse superimposed under the text of the page]
A DYNAMIC INVESTMENT PROCESS

Professional management also contributes to the fund's low volatility and relatively stable flow of income. The fund's three portfolio counselors bring more than forty years of combined investment experience to the task. The multiple portfolio counselor approach, used by the entire family of American Funds, divides fund assets into several portions, each of which is managed independently by a different portfolio counselor. Because no single manager dominates investment decisions, over time this approach has provided a high level of consistency in meeting the fund's objectives.

Our economists monitor economic developments and provide critical perspectives, which alert your portfolio counselors to probable changes in bond market valuations. Our fixed-income research team adds further insights through sophisticated technical analysis of bond markets and rigorous credit analysis. Mortgage-backed securities and asset-backed obligations require special scrutiny because of their complex structures, variations in underlying collateral, and potential for fluctuations in the income they deliver.

Regular and open discussions among the fixed-income group add a dynamic dimension to this entire process. Altogether, this multifaceted investment approach contributes to the success and consistency of the fund by creating a diversity of market perspectives and a pipeline of shared opportunities.

Change is the one certainty for all investors. Prices for securities rise and fall depending on market conditions and the rotation of economic cycles. Intermediate Bond Fund of America, with its substantial holdings of high-quality, short-term debt, can cushion the effects of these market changes and lay the foundation for meeting your long-term investment goals.

[Begin Bar Chart]
IBFA TOTAL RETURNS AT NET ASSET VALUE

1988/*/       0.93%
1989          8.99
1990          6.43
1991          11.73
1992          12.79
1993          9.95
1994          -1.80
1995          8.33
1996          4.63
1997          7.83
1998          7.68
1999          1.54
2000          6.48
2001          11.24

Fiscal year ended August 31

* From 2/19/88 to 8/31/88
[End Bar Chart]


Investment Portfolio, August 31, 2001

[begin pie chart]

Corporate Bonds                              22%
Federal Agency Mortgage-Backed               22%
Other Mortgage-Backed                        15%
Asset-Backed                                 18%
US Govt/Agency (Non-Mortgage)                13%
Other                                         1%
Cash & Equivalents                            9%

[end pie chart]

                                                                                          Principal       Market  Percent
                                                                                             Amount        Value   of Net
Bonds & notes                                                                                 (000)        (000)   Assets
CORPORATE BONDS - 21.94%

Transportation  -  4.70%
AIR 2 US, Series A, 8.027% 2020 (1)(2)                                                  $  9,333,190     $  9,954      .58
Continental Airlines Inc.:(1)
 Series 1998-3, Class C1, 7.08% 2004                                                           1,740        1,803     3.01
 Series 1997-2, Class A, 7.148% 2007                                                           5,324        5,641
 Series 1998-2, Class A, 6.41% 2007                                                           20,496       21,069
 Series 1999-2, Class A2, 7.056% 2011                                                          4,601        4,878
 Series 2001-1, Class B,  7.373% 2015                                                          1,800        1,876
 Series 1996-2, Class A, 7.75% 2016                                                            1,142        1,222
 Series 1998-1, Class A,  6.648% 2019                                                          3,235        3,277
 Series 2000-1, Class B, 8.388% 2020                                                          10,666       11,714
Jet Equipment Trust, Series 1995-B, Class A, 7.63%                                             8,393        8,714      .51
 2015(1)(2)
Northwest Airlines, Inc., Series 1999-3, Class G,                                              3,351        3,685      .22
 7.935% 2019 (1)
PSA Corp. Ltd. 7.125% 2005 (2)                                                                 3,500        3,730      .22
US Airways, Inc., Series 2001-1G, 7.076% 2021(1)                                               2,600        2,677      .16
                                                                                                           80,240     4.70

Insurance  -  4.21%
AIG SunAmerica: (2)
 Global Financing V 5.20% 2004                                                                 8,000        8,130
 Global Financing II 7.60% 2005                                                                4,000        4,356
 Global Financing VII 5.85% 2008                                                               4,500        4,551     1.00
Allstate Financial Global Funding LLC 6.15% 2006 (2)                                           9,000        9,198      .54
The Equitable Life Assurance Society 6.95% 2005 (2)                                            7,250        7,606      .44
Lincoln National Corp. 7.25% 2005                                                              5,425        5,738      .34
Monumental Global Funding Trust II, Series 2001-A:(2)
 6.95% 2003                                                                                    3,000        3,136
 6.05% 2006                                                                                    6,875        7,012      .59
ReliaStar Financial Corp.:
 8.625% 2005                                                                                   2,000        2,197      .93
 8.00% 2006                                                                                   11,470       12,703
 6.50% 2008                                                                                    1,000        1,017
UnumProvident Corp. 7.625% 2011                                                                6,000        6,360      .37
                                                                                                           72,004     4.21

Banks  -  2.79%
Abbey National PLC 7.95% 2029                                                                    100          113      .01
ABN AMRO Bank NV:
 7.55% 2006                                                                                    3,000        3,254      .19
 7.125% 2007                                                                                     200          214      .01
Bank of America Corp.:
 7.625% 2005                                                                                   1,000        1,083
 7.875% 2005                                                                                   3,000        3,282
 6.625% 2007                                                                                     200          208
NationsBank Corp:
 8.125% 2002                                                                                   1,200        1,236
 6.50% 2003                                                                                    5,000        5,195      .65
BANK ONE CORP., Series A, 5.625% 2004                                                          3,300        3,379      .20
Barclays Bank PLC, 7.375% (undated) (2)  (3)                                                   2,000        2,085      .12
Danske Bank AS 6.375% 2008 (2)  (3)                                                            4,750        4,864      .28
Development Bank of Singapore:(2)
 7.875% 2009                                                                                   3,000        3,275
 7.125% 2011                                                                                     800          829      .24
HSBC Bank PLC 6.95% 2011                                                                       1,000        1,038
Midland Bank PLC 8.625% 2004                                                                   4,200        4,616      .33
J.P. Morgan Chase & Co. 5.625% 2006                                                              200          202      .01
Merita Bank Ltd 7.50% (undated) (2)  (3)                                                       6,035        6,251      .37
Regional Diversified Funding Ltd. 9.25% 2030 (2)                                                 750          788      .05
Wells Fargo Bank National Association 7.80% 2010 (3)                                           1,750        1,887
Wells Fargo Financial, Inc. 7.60% 2005                                                         3,500        3,790      .33
                                                                                                           47,589     2.79

Automobiles & Components  -  1.86%
DaimlerChrysler North America Holding Corp. 6.40% 2006                                         5,000        5,097      .30
Ford Motor Credit Co.:
 6.70% 2004                                                                                    2,500        2,597
 7.50% 2005                                                                                    7,375        7,782
 6.875% 2006                                                                                   4,250        4,387      .95
 7.375% 2011                                                                                   1,400        1,458
General Motors Acceptance Corp.:
 6.85% 2004                                                                                    5,000        5,243
 6.75% 2006                                                                                    5,000        5,163      .61
                                                                                                           31,727     1.86

Media  -  1.31%
CBS Corp. 7.15% 2005                                                                           3,000        3,174
Viacom Inc.:
 6.75% 2003                                                                                    2,475        2,564     1.10
 6.40% 2006 (2)                                                                                4,800        4,977
 6.625% 2011 (2)                                                                               8,000        8,186
Cox Radio, Inc. 6.375% 2005                                                                    3,500        3,539      .21
                                                                                                           22,440     1.31

Utilities  -  1.30%
Exelon Generation Co., LLC 6.95% 2011 (2)                                                      3,470        3,614      .21
Israel Electric Corp. Ltd. 7.25% 2006 (2)                                                      1,250        1,311      .07
Pacificorp Australia LLC  6.15% 2008 (2)                                                      10,000       10,070      .59
Texas Eastern Transmission Corp. 7.30% 2010                                                    1,100        1,177      .07
Texas Utilities Co., Series A, 6.20% 2002                                                      6,000        6,108      .36
                                                                                                           22,280     1.30

Energy  -  1.25%
Colonial Pipeline Co. 7.75% 2010 (2)                                                             750          812      .05
Oil Enterprises Ltd. 6.239% 2008 (1) (2)                                                       7,850        7,881      .46
Pemex Finance Ltd.:(1)
 5.72% 2003                                                                                    2,813        2,823
 6.125% 2003                                                                                   4,972        5,026
 6.55% 2008                                                                                    2,500        2,591
 7.80% 2013                                                                                    2,000        2,212      .74
                                                                                                           21,345     1.25

Telecommunications Services  -  1.17%
AT&T Corp. 5.625% 2004                                                                         3,000        3,037      .18
British Telecommunications PLC:
 7.875% 2005                                                                                   1,500        1,613
 8.125% 2010                                                                                   1,750        1,946      .21
France Telecom, SA 7.75% 2011 (2)                                                              1,500        1,587      .09
SBC Communications Inc. 6.25% 2011                                                             2,500        2,527      .15
Vodafone AirTouch PLC:
 7.625% 2005                                                                                   7,600        8,180
 7.75% 2010                                                                                    1,000        1,095      .54
                                                                                                           19,985     1.17

Food & Beverage  -  1.08%
Coca-Cola Enterprises Inc. 5.375% 2006                                                         7,500        7,521      .44
Nabisco, Inc.:
 6.70% 2002                                                                                    2,000        2,034
 7.05% 2007                                                                                    3,000        3,153      .30
Ralston Purina Co. 7.75% 2015                                                                  5,000        5,793      .34
                                                                                                           18,501     1.08

Diversified Financials  -  0.65%
Associates Corp. of North America 6.45% 2001                                                   3,500        3,510
Citicorp Lease Pass Through Trust, Series 1999-1,                                              2,606        2,734      .36
 Class A-1, 7.22% 2005 (1) (2)
Chilquinta Energia Finance Co. LLC 6.47% 2008 (2)                                              3,500        3,569      .21
Household Finance Corp. 6.75% 2011                                                             1,300        1,336      .08
                                                                                                           11,149      .65

Health Care Equipment & Services  -  0.45%
McKesson Finance of Canada 6.55% 2002 (2)                                                      3,200        3,202      .19
R.P. Scherer International Corp. 6.75% 2004                                                    4,325        4,456      .26
                                                                                                            7,658      .45

Retailing  -  0.46%
Sears Roebuck Acceptance Corp.:
 6.95% 2002                                                                                    1,800        1,827
 6.54% 2003                                                                                    1,000        1,027
 7.00% 2007                                                                                    4,800        4,990      .46
                                                                                                            7,844      .46

Capital Goods  -  0.31%
BAE SYSTEMS PLC, Series 2001:(1,2)
 Class B, 7.156% 2011                                                                          4,000        4,136
 Class G, MBIA Insured, 6.664% 2013                                                            1,100        1,132      .31
                                                                                                            5,268      .31

Materials  -  0.34%
Scotia Pacific Co. LLC, Series B:
 Class A-1, 6.55% 2014                                                                         1,497        1,468
 Class A-2, 7.11% 2014                                                                         5,000        4,350      .34
                                                                                                            5,818      .34

Technology Hardware & Equipment  -  0.06%
Motorola, Inc. 6.75% 2006                                                                      1,000          997      .06
                                                                                                              997      .06


FEDERAL AGENCY MORTGAGE-BACKED   -  21.79%

Federal Agency Mortgage Pass-Through Obligations(1)
-18.96%

Fannie Mae:
 6.00% 2013-2029                                                                               7,519        7,525
 6.50% 2013-2031                                                                              70,400       71,679
 7.00% 2008-2031                                                                              37,787       38,849
 7.50% 2009-2031                                                                              37,608       39,022
 8.00% 2002-2031                                                                              20,157       20,958
 8.304% 2002 (3)                                                                               4,484        4,573
 8.50% 2008-2027                                                                               1,410        1,501    11.87
 9.00% 2009-2018                                                                               3,715        3,994
 9.50% 2009-2022                                                                               1,860        2,002
 10.00% 2018-2025                                                                              3,040        3,374
 11.00% 2020                                                                                   1,622        1,838
 11.50% 2019-2020                                                                              5,392        6,153
 13.50% 2015                                                                                   1,137        1,355
Freddie Mac:
 6.00% 2014                                                                                    2,103        2,113
 7.00% 2008-2015                                                                               3,305        3,417
 7.20% 2006                                                                                    3,933        4,171
 8.00% 2003-2017                                                                               6,749        7,019
 8.50% 2008-2027                                                                               3,409        3,608     1.64
 8.75% 2008-2009                                                                                 304          321
 9.50% 2010-2013                                                                                 266          281
 10.00% 2018-2019                                                                              5,615        6,252
 11.00% 2018                                                                                     700          790
Government National Mortgage Assn.:
 6.00% 2029                                                                                      897          888
 6.50% 2028-2029                                                                              18,168       18,344
 7.00% 2007-2031                                                                              15,067       15,472
 7.50% 2022-2031                                                                              15,729       16,285
 8.00% 2023-2030                                                                              22,923       23,925     5.45
 8.50% 2007-2023                                                                               6,249        6,567
 9.00% 2008-2021                                                                               1,832        1,938
 9.50% 2009-2021                                                                               6,267        6,627
 10.00% 2019                                                                                   2,834        3,160
                                                                                                          324,001    18.96
Federal Agency Collateralized Mortgage Obligations(1)
-2.83%
Fannie Mae:
 Series 91-50, Class H, 7.75% 2006                                                             3,682        3,832
 Trust D2, 11.00% 2009                                                                         1,293        1,425     2.51
 Series 88-16, Class B, 9.50% 2018                                                               185          200
 Series 90-21, Class Z, 9.00% 2020                                                             5,319        5,722
 Series 90-93, Class G, 5.50% 2020                                                               913          912
 Series 2001-4, Class GA,10.007% 2025 (3)                                                      6,620        7,186
 Series 2001-4, Class NA, 11.673% 2025 (3)                                                    16,016       17,652
 Series 2001-20, Class D, 10.94% 2031                                                            912        1,005
 Series 1999-T2, Class A1, 7.50% 2039                                                          4,681        4,950
Freddie Mac:
 Series 83-B, Class B-3, 12.50% 2013                                                              37           41
 Series 2310, Class B, 9.783% 2015 (3)                                                           901          982      .32
 Series 2310, Class A, 10.53% 2017                                                             3,026        3,285
 Series 1567, Class A, 4.087% 2023 (3)                                                         1,183        1,086
                                                                                                           48,278     2.83


ASSET-BACKED OBLIGATIONS(1)  -  18.23%
Airplanes Pass Through Trust, Class B, 4.58% 2019 (3)                                          4,025        3,991      .23
Arcadia Automobile Receivables Trust, Series 1999-C,                                           2,900        3,043      .18
 Class A-3,  7.20% 2007
Asset Backed Securities Corp., Series 2001-HE3, interest                                      54,715        6,238      .37
 only, 6.50% 2004
Asset Backed Securities Corp. Home Equity Loan Trust,                                         37,040        2,755      .16
 Series 2001-HE2, Class A-IO, interest only, 4.50% 2031
Banco Nacional de Mexico, SA , Series 1999-A, Class A-1,                                       5,000        5,036      .29
 7.50% 2006 (2)
Bay View Financial Acquisition Trust, Series 1999-C,                                           7,235        6,879      .40
 Class M3, 5.793% 2029 (2)  (3)
Case Equipment Loan Trust, Series 1999-A, Class B,                                               783          796      .05
 5.90% 2005
Chase Funding Mortgage Loan Asset-Backed Certificates,                                         6,200        6,321      .37
 Series 2001-2, Class IA-3, 5.923% 2016
Chase Manhattan Credit Card Master Trust, Series                                               8,750        8,993      .53
 1997-5, Class A, 6.194% 2005
CNL Funding, Series 2000-A, 8.044% 04-25-17 (2)                                                  400          438      .03
Coast-to-Coast Motor Vehicle Owner Trust, Series 2000-A,                                       6,548        6,811      .40
 Class A-4, 7.33% 2006 (2)
ComEd Transitional Funding Trust, Series 1998:
 Class A-4, 5.39% 2005                                                                         2,000        2,036
 Class A-5, 5.44% 2007                                                                         9,000        9,211      .66
Conseco Finance Home Equity Loan Trust, Series 2000-B,                                        10,250       10,996
 Class AF-6, 7.80% 2020
Conseco Finance Manufactured Housing Contract Trust,
 Series 2001-3:
 Class A-2, 5.16% 2033                                                                         4,000        4,009
 Class A-3, 5.79% 2033                                                                         2,000        2,009
Continental Auto Receivables Owner Trust, Series 2000-B,                                       2,000        2,100      .12
 Class A-4, 6.91% 2005 (2)
CS First Boston Mortgage Securities Corp.,:
 Series 1998-C1, Class A-1B, 6.48% 2008                                                        4,000        4,146      .42
 Series 2001-HE16, Class A, interest only, 4.50% 2004                                         58,575        3,130
Fannie Mae Whole Loan 5.932% 2030                                                              2,500        2,513      .15
First Consumer Master Trust, Series 1999-A:(2)
 Class A, 5.80% 2005                                                                           6,000        6,184
 Class B, 6.28% 2005                                                                           9,000        9,354      .91
GRCT Consumer Loan Trust, Series 2001-1A, Class 2BRV,                                          1,000        1,016      .06
 6.251% 2020 (2)
Green Tree Financial Corp., Series 1998-2, Class A5,                                           2,916        2,968
 6.24% 2016
Green Tree Financial Corp., Series 1996-10, Class A-4,                                           283          284
 6.42% 2028
Green Tree Financial Corp., Series 1996-10, Class A-5,                                         1,997        2,059
 6.83% 2028
Green Tree Financial Corp., Series 1997-6, Class A6,                                           3,000        3,091     2.69
 6.90% 2029
Green Tree Financial Corp., Series 1997-6, Class A7,                                           7,249        7,562
 7.14% 2029
Green Tree Financial Corp., Series 1999-3, Class A-7,                                          8,600        8,662
 6.74% 2031
Greenpoint Manufactured Housing, Series 1999-2, Class A2,                                      4,250        4,302
 5.84% 2030
Green Tree Recreational, Equipment & Consumer Trust,                                           4,000        4,163      .24
 Series 1999-A, Class A-6, 6.84% 2010
Hitachi Shinpan Co. Ltd., Series 1999-3, Class A,                                              5,417        5,709      .33
 9.6% 2006 (2)
Illinois Power Special Purpose Trust, Series 1998-1,                                           5,000        4,997      .29
 Class A-7, 5.65% 2010
IndyMac Bank, Residential Asset Securitization Trust,                                         14,000        1,824      .11
 Series 2001-A1, Class 2-A, interest only, 7.00% 2004
Litigation Settlement Monetized Fee Trust, Series                                              2,885        3,027      .18
 2001-1A, Class A1, 8.33% 2009 (2)
LML Auto Lease Securitization, Series 1999-A, Class A,                                         2,345        2,378      .14
 6.45% 2004 (2)
MBNA Master Credit Card Trust II, Series 2000-D,                                               5,750        5,746      .34
 Class B, 4.07% 2009 (3)
MMCA Auto Owner Trust:
 Series 2000-1, Class B, 7.55% 2005                                                            9,000        9,539
 Series 2000-2, Class B, 7.42% 2005                                                            3,500        3,737
 Series 2001-2, Class B, 5.75% 2007                                                            4,000        4,055     1.02
The Money Store Home Equity Trust, Series 1994-D,                                              4,402        4,504      .26
 Class A5, 8.925% 2022
Nebhelp Trust, Student Loan Interest Margin Securities,                                       14,350       15,152      .89
 Series 1998-1, Class A, 6.68% 2016 (2)
NextCard Credit Card Master Note Trust, Series 2001-1A,                                        3,000        3,000      .18
 Class B, 4.52% 2007 (2)  (3)
NPF VI, INC., Series 1999-1, Class A, 6.25% 2003 (2)                                           2,000        2,025      .12
NPF XII, Inc., Series 1999-2, Class A, 7.05% 2003 (2)                                         18,750       19,129     1.12
PECO Energy Co., Series 1999-A, Class A-2, 5.63% 2005                                          2,500        2,532      .15
Pegasus Aviation Lease Securitization, Series 2000-1:
 Class A-2, 8.37% 2030 (2)                                                                     4,000        4,300      .25
 Class B-2, 7.27% 2031 (2)                                                                     3,934        4,005      .23
PP&L Transition Bond Co. LLC, Series 1999-1:
 Class A-5, 6.83% 2007                                                                         7,250        7,689
 Class A-8, 7.15% 2009                                                                         5,500        5,974      .80
Puerto Rico Public Financing Corp., Series 1999-1,                                            17,141       17,607     1.03
 Class A, 6.15% 2008
Rental Car Finance Corp., Series 1999-1, Class C, 6.50%                                        2,000        2,056      .12
 2007 (2)
Residential Asset Mortgage Products, Inc., Series 2001-RZ2,                                   20,000        3,223      .19
 Class A-IO, interest only, 8.00% 2003
Residential Funding:
 5.32% 2015                                                                                    1,400        1,404
 5.64% 2015                                                                                    2,000        2,000      .20
Residential Funding Mortgage Securities II, Series 2001-HS2,                                   4,400        4,496      .26
 Class A4, 6.43% 2016
Student Loan Funding LLC, Series 1998-B, Class B3, 6.25% 2019                                 13,500       13,849      .81
Triad Auto Receivables Owner Trust, Series 1999-1, Class A2,                                   2,894        2,955      .17
 6.09% 2005
Triton Aviation Finance 4.34% 2007 (2)(3)                                                      8,974        8,980      .52
Xerox Equipment Lease Owner Trust, Series 2001-1, Class A                                      4,500        4,506      .26
 5.801% 2008 (2)  (3)
                                                                                                          311,494    18.23


COMMERCIAL MORTGAGE-BACKED SECURITIES(1)  -  12.55%
Bear Stearns Commercial Mortgage Securities Inc.:
 Series 1998-C1, Class A-1, 6.34% 2030                                                         4,432        4,596      .59
 Series 1999-C1, Class X, interest only, 1.287% 2031 (3)                                      90,223        5,495
CDC Securitization Corp., Series 1999-FL1, Class C,                                            5,000        5,016      .29
 4.96% 2007 (2)  (3)
Chase Commercial Mortgage Securities Corp.,:
 Series 1996-1, Class A1, 7.60% 2005                                                             949        1,002
 Series 1997-1, Class A1, 7.27% 2029                                                             266          270      .33
 Series 1998-1, Class A1, 6.34% 2030                                                           2,180        2,260
 Series 2000-1, Class A-1, 7.656% 2032                                                         1,886        2,040
Chase Manhattan Bank - First Union National Bank, Commercial                                   5,000        5,433      .32
 Mortgage Trust, Series 1999-1, Class A-2,2 7.439% 2031
Commercial Mortgage, Series 2000-FL1, Class E, 4.68%                                           4,000        4,016      .24
 2011 (2)  (3)
Commercial Mortgage Acceptance Corp.,:
 Series 1998-C1, Class A-1, 6.23% 2007                                                         1,641        1,695      .30
 Series 1998-C2, Class A-1, 5.80% 2030                                                         3,321        3,398
CS First Boston Mortgage Securities Corp., Series 1998-C1:
Class A-1A, 6.26% 2040                                                                         5,957        6,162      .75
Class C, 6.78% 2040                                                                            6,450        6,676
Deutsche Mortgage & Asset Receiving Corp., Series 1998-C1,                                    10,853       11,184      .65
 Class A-1,  6.22% 2031
DLJ Commercial Mortgage Corp.,:
 Series 1997-CF1, Class A1A, 7.40% 2006 (2)                                                    2,924        3,068
 Series 1999-CG1, Class A1B, 6.46% 2009                                                        1,750        1,815     1.10
 Series 1995-CF2, Class A1B, 6.85% 2027 (2)                                                   10,000       10,482
 Series 1998-CF2, Class A-4, 6.90% 2031                                                        3,250        3,367
First Nationwide Trust, Series 1999-2, Class 1PA-1,                                            5,841        5,890      .35
 6.50% 2029
GMAC Commercial Mortgage Securities, Inc., Series                                              5,000        5,039      .30
 1997-C2, Class C, 6.91% 2029
J.P. Morgan Commercial Mortgage Finance Corp.,                                                 5,688        5,770      .34
 Series 1995-C1, Class A-2, 7.554% 2010 (3)
LB Commercial Mortgage Trust, Series 1998-C1, Class                                            1,180        1,216      .07
 A1, 6.33% 2030
LB-UBS Commercial Mortgage Trust, Series 2000-C3,                                              1,750        1,951      .11
 Class A-2, 7.95% 2010
Merrill Lynch Mortgage Investors, Inc.,:
 Series 1995-C3, Class A-3, 7.064% 2025 (3)                                                    1,496        1,558
 Series 1997-C1, Class A-1, 6.95% 2029 (3)                                                     1,734        1,798      .51
 Series 1998-C3, Class A-1, 5.65% 2030                                                         5,235        5,327
Morgan Stanley Capital I, Inc.,:
 Series 1998-HF1, Class A-1, 6.19% 2007                                                        4,777        4,933
 Series 1998-HF2, Class A-1, 6.01% 2030                                                        6,223        6,396
 Series 1998-WF2, Class A-1, 6.34% 2030                                                        5,496        5,706     1.49
 Series 1999-FNV1, Class A-1, 6.12% 2031                                                       4,172        4,294
 Series 1999-FNV1, Class D, 7.03% 2032                                                         4,000        4,170
Mortgage Capital Funding, Inc., Series 1998-MC1:
 Class A-2, 6.663% 2008                                                                        4,800        5,022     1.33
 Class A-1, 6.417% 2030                                                                       17,021       17,670
Nationslink Funding Corp., Series 1999-1, Class A-1,                                           5,052        5,183      .30
 6.042% 2007
Nomura Asset Securities Corp., Series 1998-D6, Class                                           7,293        7,564      .44
 A-A1, 6.28% 2030
Prudential Securities Secured Financing Corp., Series                                          2,000        2,061      .12
 1999-NRF1, Class C, 6.746% 2009
SMA Finance Co., Inc., Series 1998-C1, Class A1,                                              21,099       21,733     1.27
 6.27% 2032 (2)
Structured Asset Securities Corp.,:(2,3)
 Series 1999 C-3, Class E, 4.71% 2013                                                          4,760        4,786     1.35
 Series 1999-RF1, Class A, 7.864% 2028                                                        17,504       18,314
                                                                                                          214,356    12.55


U.S. TREASURY OBLIGATIONS  -  10.29%
 6.25% February 2002                                                                          68,100       69,068
 11.625% November 2004                                                                        23,400       28,577
 5.75% November 2005                                                                           1,215        1,279    10.29
 6.875% May 2006                                                                               3,500        3,859
 3.375% January 2007 (4)                                                                      16,009       16,214
 6.25% February 2007                                                                          27,750       30,035
 5.50%  February 2008                                                                          5,240        5,482
 10.375% November 2009                                                                         4,000        4,717
 Strip Principal 0% 2011                                                                       2,990        1,792
 8.875% August 2017                                                                            3,705        5,083
 5.50% August 2028                                                                             9,635        9,665
                                                                                                          175,771    10.29


COLLATERALIZED MORTGAGE OBLIGATIONS (PRIVATELY
 ORIGINATED)(1)  -  2.99%
Chase Manhattan Bank, NA, Series 1993-I, Class 2A5,                                              207          207      .01
 7.25% 2024
Paine Webber CMO, Series O, Class 5, 9.50% 2019                                                1,506        1,633      .10
Residential Funding Mortgage Securities I, Inc.,                                               1,936        1,951      .11
 Series 1998-S17, Class M-1, 6.75% 2028
Security National Mortgage Loan Trust:(2)
 Series 2000-1, Class A-2, 8.75% 2024                                                          5,200        5,449      .59
 Series 1999-1, Class B, 9.858% 2030                                                           4,512        4,625
Structured Asset Notes Transaction, Ltd., Series                                               4,516        4,623      .27
 1996-A, Class A1, 7.156% 2003 (2)
Structured Asset Securities Corp.,:
 Series 1998-RF1, Class A,  8.659% 2027 (2)  (3)                                              11,576       12,477
 Series 1998-RF2, Class A, 8.533% 2027 (2)  (3)                                               11,759       12,553     1.91
 Series 1999-BC1, Class M2, 5.093% 2029 (3)                                                    7,500        7,564
                                                                                                           51,082     2.99


FEDERAL AGENCY DEBENTURES  -  2.29%
Fannie Mae:
 5.25% 2006                                                                                   10,000       10,111
 6.00% 2008                                                                                   11,500       11,942     1.29
Freddie Mac: 5.50% 2006                                                                       10,000       10,214      .60
United States Government Guaranteed Ship Financing                                             6,800        6,909      .40
 Obligations, Rowan Companies, Inc. (Title XI) 5.88% 2012
                                                                                                           39,176     2.29


OTHER  -  1.26%

Government (Excluding U.S.) & Government Authorities  -  0.68%
Corporacion Andina de Fomento 7.75% 2004                                                       5,000        5,230      .31
Manitoba (Province of) 5.50% 2008                                                                100          101      .01
Ontario (Province of):
 7.375% 2003                                                                                   2,500        2,624      .16
 5.50% 2008                                                                                      100          100
Victoria (Territory of) Public Authorities Finance                                             3,500        3,510      .20
 Agency, 8.45% 2001
                                                                                                           11,565      .68

Taxable Municipal Bonds  -  0.58%
California Maritime Infrastructure Authority, Taxable                                          9,823        9,843      .58
 Lease Revenue Bonds (San Diego Unified Port District
-South Bay Plant Acquisition), Series 1999, 6.63% 2009 (2)
                                                                                                            9,843      .58


TOTAL BONDS AND NOTES (cost: $1,527,131,000)                                                            1,560,411   91.34


Short-Term Securities

Corporate Short-Term Notes  -  6.96%
Ciesco LP:
 3.60% due 9/21/01                                                                            14,800       14,769
 3.40% due 10/25/01                                                                           15,200       15,121     1.75
Eli Lilly and Co. 3.70% due 9/24/01                                                           16,810       16,768      .98
Park Avenue Receivables Corp. 3.52% due 9/26/01 (2)                                           25,000       24,936     1.46
Three Rivers Funding Corp. 3.61% due 9/05/01 (2)                                              27,400       27,386     1.60
Tribune Co.: (2)
 3.65% due 9/04/01                                                                             5,000        4,998
 3.45% due 9/28/01                                                                            15,000       14,960     1.17
                                                                                                          118,938     6.96

Federal Agency Discount Notes  -  2.92%
Federal Home Loan Banks:
 3.58% due 9/04/01                                                                             9,700        9,696
 3.63% due 10/03/01                                                                           25,900       25,814     2.08
Freddie Mac 3.59% due 10/18/01                                                                14,500       14,431      .84
                                                                                                           49,941     2.92


TOTAL SHORT-TERM SECURITIES (cost: $168,879,000)                                                          168,879     9.88


TOTAL INVESTMENT SECURITIES (cost: $1,696,010,000)                                                      1,729,290   101.22
Excess of payables over cash and receivables                                                               20,795     1.22

NET ASSETS                                                                                             $1,708,495  100.00%

(1) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to public may require registration.
(3) Coupon rate may change periodically.
(4) Index-linked bond whose principal amount moves with a government retail price index.

See Notes to Financial Statements

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at August 31, 2001                                                (dollars in       thousands)
Assets:
Investment securities at market
 (cost: $1,696,010)                                                                 $1,729,290
Cash                                                                                       637
Receivables for -
 Sales of investments                                                 $20,646
 Sales of fund's shares                                                15,349
 Forward currency contracts - net                                           0
 Dividends and interest                                                14,261
 Other                                                                      4           50,260
                                                                                     1,780,187
Liabilities:
Payables for -
 Purchases of investments                                              64,958
 Repurchases of fund's shares                                           4,630
 Forward currency contracts - net                                           0
 Dividends on fund's shares                                               513
 Management services                                                      529
 Bank overdraft                                                             0
 Other expenses                                                         1,062           71,692
Net assets at August 31, 2001                                                       $1,708,495


 Shares of beneficial interest issued and
   outstanding - unlimited shares authorized
 Class A shares:
  Net assets                                                                        $1,627,581
  Shares outstanding                                                               118,919,319
  Net asset value per share                                                             $13.69
 Class B shares:
  Net assets                                                                           $45,882
  Shares outstanding                                                                 3,352,404
  Net asset value per share                                                             $13.69
 Class C shares:
  Net assets                                                                           $21,611
  Shares outstanding                                                                 1,579,020
  Net asset value per share                                                             $13.69
 Class F shares:
  Net assets                                                                           $13,421
  Shares outstanding                                                                   980,604
  Net asset value per share                                                             $13.69




STATEMENT OF OPERATIONS
for the year ended August 31, 2001                                (dollars in       thousands)
Investment income:

 Interest                                                                              $95,520

Expenses:
 Management services fee                                                5,549
 Distribution expenses - Class A                                        4,273
 Distribution expenses - Class B                                          189
 Distribution expenses - Class C                                           39
 Distribution expenses - Class F                                            9
 Transfer agent fee - Class A                                           1,228
 Transfer agent fee - Class B                                              18
 Administrative services fees - Class C                                    13
 Administrative services fees - Class F                                    10
 Reports to shareholders                                                   39
 Registration statement and prospectus                                    172
 Postage, stationery and supplies                                         112
 Trustees' fees                                                            22
 Auditing and legal fees                                                   56
 Custodian fee                                                             28
 Taxes other than federal income tax                                       21
 Other expenses                                                            99           11,877
Net investment income                                                                   83,643

Realized gain and unrealized
 appreciation on investments:
Net realized gain                                                                       15,370
Net unrealized appreciation on investments                                              52,833
 Net realized gain and
  unrealized appreciation on investments                                                68,203

Net increase in net assets resulting
 from operations                                                                      $151,846









STATEMENT OF CHANGES IN NET ASSETS                                (dollars in       thousands)
                                                                   Year Ended

                                                                    August 31
                                                                          2001             2000
Operations:
Net investment income                                                 $83,643          $84,252
Net realized gain(loss) on investments                                 15,370          (20,564)
Net unrealized appreciation
 on investments                                                        52,833           20,599
 Net increase in net assets
  resulting from operations                                           151,846           84,287
Dividends paid to shareholders
Dividends from net investment income:
 Class A                                                              (86,558)         (79,277)
 Class B                                                                 (961)             (55)
 Class C                                                                 (186)               -
 Class F                                                                 (222)               -
  Total dividends                                                     (87,927)         (79,332)

Capital share transactions:
Proceeds from shares sold                                             907,067          491,532
Proceeds from shares issued in reinvestment
 of net investment income dividends
 of net realized gain on investments                                   72,589           64,630
Cost of shares repurchased                                           (630,322)        (801,019)
 Net increase (decrease) in net assets resulting
  from capital share transactions                                     349,334         (244,857)
Total increase (decrease) in net assets                               413,253         (239,902)

Net assets:
Beginning of year                                                   1,295,242        1,535,144
End of year (including undistributed
 undistributed
 net investment income: $1,208 and $5,492,
 respectively)                                                     $1,708,495       $1,295,242



See Notes to Financial Statements

Notes to financial statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Intermediate Bond Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, management investment company. The fund seeks current income, consistent with preservation of capital, within certain guidelines for quality and maturity.

 The fund offers four classes of shares as described below:

 Class A shares are sold with an initial sales charge of up to 3.75%.

Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares automatically convert to Class A shares after eight years.

Class C shares are sold without an initial sales charge but are subject to a CDSC of 1% for redemptions within one year of purchase. Class C shares automatically convert to Class F shares after ten years.

Class F shares, which are sold exclusively through fee-based programs, are sold without an initial sales charge or CDSC.

Holders of all classes of shares have equal pro rata rights to assets, dividends, liquidation and other rights. Each class has identical voting rights, except for exclusive rights to vote on matters affecting only its class. Each class of shares may have different distribution, administrative services and transfer agent fees and expenses. Differences in class-specific expenses will result in the payment of different per share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Some securities may be valued on the basis of effective maturity; that is the date at which the security is expected to be called or refunded by the issuer or the date at which the investor can put the security to the issuer for redemption. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the fund's Board of Trustees.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or when-issued basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums, and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

Class allocations - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net asset values. Distribution expenses, administrative services fees, certain transfer agent fees and other applicable class-specific expenses are accrued daily and charged to the respective share class.

2. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are based on net investment income and net realized gains determined on a tax basis and may differ from such amounts for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by the fund.

As of August 31, 2001, the cost of investment securities for book and federal income tax reporting purposes was $1,696,010,000.

Net unrealized appreciation on investments aggregated $33,280,000, $37,558,000 related to appreciated securities and $4,278,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended August 31, 2001. The fund had available at August 31, 2001, a net capital loss carryforward totaling $98,605,000 which may be used to offset capital gains realized during subsequent years through 2009 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. The fund will not make distributions from capital gains while a capital loss carryforward remains. In addition, the fund has recognized, for tax purposes, capital losses totaling $18,765,000 which were realized during the period November 1, 1999 through August 31, 2000.

3. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $5,549,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company ("CRMC") with which certain officers and Trustees of the fund are affiliated.

The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on a series of rates beginning with 0.30% per annum of the first $60 million of daily net assets decreasing to 0.16% of such assets in excess of $3 billion. The agreement also provides for monthly fees, accrued daily, based on a series of rates beginning with 3.00% per annum of the first $3,333,333 of the fund's monthly gross investment income decreasing to 2.00% of such income in excess of $8,333,333. For the year ended August 31, 2001, the management services fee was equivalent to an annualized rate of 0.38% of average daily net assets.

DISTRIBUTION EXPENSES - The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expenses are approved in advance by the fund's Board of Trustees. The plans provide for annual expenses, based on average daily net assets, of up to 0.30% for Class A shares, 1.00% for Class B and Class C shares and up to 0.50% for Class F shares.

All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate American Funds Distributors, Inc.("AFD"), the principal underwriter of the fund's shares, for paying service fees to firms that have entered into agreements with AFD for providing certain shareholder services. The balance may be used for approved distribution expenses as follows:

CLASS A SHARES - Approved categories of expense include reimbursements to AFD for commissions paid to dealers and wholesalers in respect of certain shares sold without a sales charge. Those reimbursements are permitted for amounts billed to the fund within the prior 15 months but only to the extent that the overall 0.30% annual expense limit for Class A shares is not exceeded. For the year ended August 31, 2001, aggregate distribution expenses were $4,273,000, or 0.30% of average daily net assets attributable to Class A shares. As of August 31, 2001, unreimbursed expenses which remain subject to reimbursement totaled $1,745,000.

CLASS B SHARES - In addition to service fees of 0.25%, approved categories of expense include fees of 0.75% per annum of average daily net assets attributable to Class B shares payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. For the year ended August 31, 2001, aggregate distribution expenses were $189,000, or 1.00% of average daily net assets attributable to Class B shares.

CLASS C SHARES - In addition to service fees of 0.25%, the Board of Trustees has approved the payment of 0.75% per annum of average daily net assets attributable to Class C shares to AFD to compensate firms selling Class C shares of the fund. For the period ended August 31, 2001, aggregate distribution expenses were $39,000, or 1.00% of average daily net assets attributable to Class C shares.

CLASS F SHARES - The plan has an expense limit of 0.50%. However, the Board of Trustees has presently approved expenses under the plan of 0.25% per annum of average daily net assets attributable to Class F shares. For the period ended August 31, 2001, aggregate distribution expenses were $9,000, or 0.25% of average daily net assets attributable to Class F shares.

As of August 31, 2001, aggregate distribution expenses payable to AFD were $783,000.

AFD received $1,300,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares for the year ended August 31, 2001. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.

TRANSFER AGENT FEE - A fee of $1,246,000 was incurred during the year ended August 31, 2001, pursuant to an agreement with American Funds Service Company ("AFS"), the transfer agent for the fund. As of August 31, 2001, aggregate transfer agent fees payable to AFS for Class A and Class B shares were $113,000.

ADMINISTRATIVE SERVICES FEES <UNDEF> The fund has an administrative services agreement with CRMC for Class C and Class F shares. Pursuant to this agreement, CRMC provides transfer agency and other related shareholder services. CRMC may contract with third parties to perform these services. Under the agreement, the fund pays CRMC a fee equal to 0.15% per annum of average daily net assets of Class C and Class F shares, plus amounts payable for certain transfer agency services according to a specified schedule. For the period ended August 31, 2001, total fees under the agreement were $23,000. As of August 31, 2001, aggregate administrative services fees payable to CRMC for Class C and Class F shares were $6,000.

DEFERRED TRUSTEES' FEES - Since the adoption of the deferred compensation plan in 1993,Trustees who are unaffiliated with CRMC may elect to defer the receipt of part or all of their compensation. Deferred compensation amounts, which remain in the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. As of August 31, 2001, the cumulative amount of these liabilities was $59,000. Trustees'fees on the Statement of Operations include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of deferred compensation.

AFFILIATED TRUSTEES AND OFFICERS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers of the fund and certain Trustees are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $1,208,032,000 and $978,912,000, respectively, during the year ended August 31, 2001.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. For the year ended August 31, 2001, the custodian fee of $28,000 includes $27,000 that was paid by these credits rather than in cash.

As of August 31, 2001 net assets consisted of the following:

                                                                      (dollars in thousands)
Capital paid in on shares of beneficial interest                                  $1,772,612
Undistributed net investment income                                                    1,208
Accumulated net realized loss                                                        (98,605)
Net unrealized appreciation                                                           33,280
Net assets                                                                        $1,708,495

Capital share transactions in the fund were as follows:

<table>                                                  Year ended       August 31,      Year ended       August 31,
                                                                                 2001                             2000
                                                       Amount (000)           Shares    Amount (000)           Shares
Class A Shares:
  Sold                                                   $  801,787       59,545,042      $  485,516       37,436,826
  Reinvestment of dividends                                  71,414        5,315,179          64,579        4,984,201
  Repurchased                                              (598,761)     (44,580,124)       (799,924)     (61,764,311)
   Net increase (decrease) in Class A                       274,440       20,280,097        (249,829)     (19,343,284)
Class B Shares: (1)
  Sold                                                       50,565        3,741,758           6,016          465,197
  Reinvestment of dividends                                     829           61,386              51            3,908
  Repurchased                                               (11,265)        (835,181)         (1,095)         (84,664)
   Net increase in Class B                                   40,129        2,967,963           4,972          384,441
Class C Shares: (2)
  Sold                                                       23,570        1,734,990             -                -
  Reinvestment of dividends                                     158           11,632             -                -
  Repurchased                                                (2,275)        (167,602)            -                -
   Net increase in Class C                                   21,453        1,579,020             -                -
Class F Shares: (2)
  Sold                                                       31,145        2,295,733             -                -
  Reinvestment of dividends                                     188           13,875             -                -
  Repurchased                                               (18,021)      (1,329,004)            -                -
   Net increase in Class F                                   13,312          980,604             -                -
Total net increase (decrease) in fund                    $  349,334       25,807,684      $ (244,857)     (18,958,843)

(1) Class B shares were not offered
 before March 15, 2000.
(2) Class C and Class F shares were not
 offered before March 15, 2001.

Per-share data and ratios

                                                                Class A
                                                             Year ended      August 31,
                                                                    2001            2000     1999
Net asset value, beginning of year                               $13.08          $13.01   $13.56

 Income from investment operations :
  Net investment income                                         .78 (1)         .78 (1)      .76
  Net gains (losses) on securities                              .65 (1)         .03 (1)     (.55)
 (both realized and unrealized)
   Total from investment operations                                1.43             .81      .21

 Less distributions :
  Dividends (from net investment income)                           (.82)           (.74)    (.76)
   Total distributions                                             (.82)           (.74)    (.76)

Net asset value, end of year                                     $13.69          $13.08   $13.01

Total return (2)                                                  11.24%           6.48%    1.54%

Ratios/supplemental data:

 Net assets, end of year (in millions)                           $1,628          $1,290   $1,535
 Ratio of expenses to average net assets                            .81%            .83%     .75%
 Ratio of net income to average net assets                         5.78%           6.06%    5.69%

                                                                    1998            1997
Net asset value, beginning of year                               $13.42          $13.26

 Income from investment operations :
  Net investment income                                             .83             .86
  Net gains (losses) on securities                                  .17             .15
 (both realized and unrealized)
   Total from investment operations                                1.00            1.01

 Less distributions :
  Dividends (from net investment income)                           (.86)           (.85)
   Total distributions                                             (.86)           (.85)

Net asset value, end of year                                     $13.56          $13.42

Total return (2)                                                   7.68%           7.83%

Ratios/supplemental data:

 Net assets, end of year (in millions)                           $1,459          $1,338
 Ratio of expenses to average net assets                            .76%            .82%
 Ratio of net income to average net assets                         6.09%           6.40%

                                                                Class B
                                                                   Year
                                                                  ended     March 15 to
                                                            August 31,       August 31,
                                                                   2001        2000 (3)
Net asset value, beginning of period                             $13.08          $13.01

 Income from investment operations :
  Net investment income (1)                                         .69             .25
  Net gains on securities (both                                     .65             .13
 realized and unrealized) (1)
   Total from investment operations                                1.34             .38
 Less distributions :
  Dividends (from net investment income)                           (.73)           (.31)
   Total distributions                                             (.73)           (.31)

Net asset value, end of period                                   $13.69          $13.08

Total return (2)                                                  10.47%           3.60%

Ratios/supplemental data:

 Net assets, end of period (in millions)                            $46              $5
 Ratio of expenses to average net assets                           1.50%            .69%
 Ratio of net income to average net assets                         4.85%           2.14%

                                                                Class C         Class F

                                                            March 15 to     March 15 to
                                                             August 31,      August 31,
                                                               2001 (3)        2001 (3)
Net asset value, beginning of period                             $13.61          $13.61

 Income from investment operations :
  Net investment income (1)                                         .29             .32
  Net gains on securities (both                                     .10             .10
 realized and unrealized) (1)
   Total from investment operations                                 .39             .42
 Less distributions :
  Dividends (from net investment income)                           (.31)           (.34)
   Total distributions                                             (.31)           (.34)

Net asset value, end of period                                   $13.69          $13.69

Total return (2)                                                   2.88%           3.14%

Ratios/supplemental data:

 Net assets, end of period (in millions)                            $22             $13
 Ratio of expenses to average net assets                            .81%            .42%
 Ratio of net income to average net assets                         2.16%           2.54%

Supplemental data - all classes


                                                             Year ended      August 31,
                                                                    2001            2000     1999
Portfolio turnover rate                                           73.21%          48.18%   70.19%

                                                                    1998            1997
Portfolio turnover rate                                           79.19%          41.55%

1) Based on average shares outstanding.
2) Total returns exclude all sales
 charges, including contingent deferred
 sales charges.
3) Based on operations for the period
 shown and, accordingly, not
 representative of a full year
 (unless otherwise noted).
4) Had CRMC not waived management
 services fees, the fund's expense
 ratio would have been
0.78% and 0.79% for the fiscal years
 ended 1999 and 1998, respectively.

Independent Auditors' Report

To the Board of Trustees and Shareholders of Intermediate Bond Fund of America:

 We have audited the accompanying statement of assets and liabilities of Intermediate Bond Fund of America (the "Fund"), including the investment portfolio, as of August 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares, and the period March 15, 2000, through August 31, 2000 and the year ended August 31, 2001 for Class B shares, and the period March 15, 2001 through August 31, 2001 for Class C and Class F shares. These financial statements and per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

 We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of Intermediate Bond Fund of America as of August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended for Class A shares, and the period March 15, 2000 through August 31, 2000 and the year ended August 31, 2001 for Class B shares, and the period March 15, 2001 through August 31, 2001 for Class C ad Class F shares, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Los Angeles, California

October 2, 2001


OTHER SHARE CLASS RESULTS (UNAUDITED)

Share results: Class B, Class C and Class F
Average annual compound returns for periods ended
September 30, 2001 (the most recent calendar quarter):

                                                       One year      Life of class/*/
CLASS B SHARES
  Reflecting applicable contingent deferred            +5.56%        +7.29%
  sales charge (CDSC), maximum of 5%, payable
  only if shares are sold

  Not reflecting CDSC                                  +10.56        +9.76

Class C and Class F shares
Results for these shares are not shown because of the brief time between their introduction on March 15, 2001, and the end of the period.

* From March 15, 2000, when B shares first became available.


Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 13% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2002 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2001 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.



[American Funds(sm)]

BOARD OF TRUSTEES

AMBASSADOR RICHARD G. CAPEN, JR.
Rancho Santa Fe, California
Corporate director and author; former U.S.
Ambassador to Spain; former Vice Chairman,
Knight-Ridder, Inc.; former Chairman and
Publisher, The Miami Herald

H. FREDERICK CHRISTIE
Rolling Hills Estates, California
Private investor; former President and Chief
Executive Officer, The Mission Group; former
President, Southern California Edison Company

DIANE C. CREEL
Long Beach, California
President and Chief Executive Officer
The Earth Technology Corporation
(international consulting engineering)

MARTIN FENTON
San Diego, California
Managing Director, Senior Resource Group LLC
(development and management of senior
living communities)

LEONARD R. FULLER
Marina del Rey, California
President, Fuller Consulting (financial
management consulting firm)

ABNER D. GOLDSTINE
Los Angeles, California
Vice Chairman of the Board of the fund
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR.
Los Angeles, California
Chairman of the Board of the fund
Executive Vice President and Director,
Capital Research and Management Company

RICHARD G. NEWMAN
Los Angeles, California
Chairman of the Board and Chief Executive
Officer, AECOM Technology Corporation
(architectural engineering)

FRANK M. SANCHEZ
Los Angeles, California
Chairman of the Board and Chief Executive Officer,
The Sanchez Family Corporation dba McDonald's
Restaurants (McDonald's licensee)

JOHN H. SMET
Los Angeles, California
President of the fund
Senior Vice President, Capital Research and
Management Company


OTHER OFFICERS

MICHAEL J. DOWNER
Los Angeles, California
Vice President of the fund
Senior Vice President - Fund Business
Management Group, Capital Research
and Management Company

JULIE F. WILLIAMS
Los Angeles, California
Secretary of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

ANTHONY W. HYNES, JR.
Brea, California
Treasurer of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

KIMBERLY S. VERDICK
Los Angeles, California
Assistant Secretary of the fund
Assistant Vice President - Fund Business
Management Group, Capital Research
and Management Company

SUSI M. SILVERMAN
Brea, California
Assistant Treasurer of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company


OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER, CAPITAL RESEARCH
AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, CA 90071-1443

135 South State College Boulevard
Brea, CA 92821-5823


TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
AMERICAN FUNDS SERVICE COMPANY
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280


CUSTODIAN OF ASSETS
The Chase Manhattan Bank
270 Park Avenue
New York, NY 10017-2070


COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, CA 90071-2371


INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, CA 90071-3462


PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1462

There are several ways to invest in Intermediate Bond Fund of America. Class A shares are subject to a 3.75% maximum up-front sales charge that declines for accounts of $100,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirements plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.70% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares are subject to annual expenses about 0.82% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, have higher expenses (about 0.06% a year) than do Class A shares, and an annual asset-based fee charged by the sponsoring firm. Because expenses are first deducted from income, dividends for each share class will vary.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180, OR VISIT US AT AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of Intermediate Bond Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2001, this report must be accompanied by an American Funds quarterly statistical update for the most recently completed calendar quarter.

Printed on recycled paper
Litho in USA KBD/CG/5209
Lit. No. IBFA-011-1001